UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019

Senior Housing Properties Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	SNH	The Nasdaq Stock Market LLC
5.625% Senior Notes due 2042	SNHNI	The Nasdaq Stock Market LLC
6.25% Senior Notes due 2046	SNHNL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the term “the Company” refers to Senior Housing Properties Trust.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of shareholders held on May 21, 2019, the Company’s shareholders voted on the election of John L. Harrington as an Independent Trustee in Class II of the Board of Trustees (the “Board”) for a three year term of office continuing until the Company’s 2022 annual meeting of shareholders and until his successor is duly elected and qualifies. Mr. Harrington received the following votes:

For	Withhold	Broker Non-Votes
109,224,641	60,501,603	49,388,213

The Company’s shareholders also voted on the election of Adam D. Portnoy as a Managing Trustee in Class II of the Board for a three year term of office continuing until the Company’s 2022 annual meeting of shareholders and until his successor is duly elected and qualifies. Mr. Portnoy received the following votes:

For	Withhold	Broker Non-Votes
89,191,753	80,534,491	49,388,213

The Company’s shareholders also voted on a non-binding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement relating to the Company’s 2019 annual meeting of shareholders. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
106,021,928	62,700,003	1,004,313	49,388,213

The Company’s shareholders also ratified the appointment of Ernst & Young LLP as the Company’s independent auditors to serve for the 2019 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
210,282,918	7,874,550	956,989	N/A

The results reported above are final voting results.

Item 8.01.         Other Events.

Board Committee and Other Appointments

On May 21, 2019, the Board appointed its Independent Trustees, Messrs. Harrington and Jeffrey P. Somers and Ms. Lisa Harris Jones, to each serve on the Audit Committee, Compensation Committee and Nominating and Governance Committee, with Mr. Harrington appointed Chair of the Audit Committee, Mr. Somers appointed Chair of the Compensation Committee and Ms. Harris Jones appointed Chair of the Nominating and Governance Committee. The Independent Trustees selected Ms. Harris Jones to serve as the Lead Independent Trustee. The Board also appointed Mr. Portnoy to serve as Chair of the Board.

Trustee Compensation

Also on May 21, 2019, the Company updated its Trustee compensation arrangements. A summary of the Company’s currently effective Trustee compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Consistent with the Company’s Trustee compensation arrangements, on May 21, 2019, the Company awarded each of the Company’s Trustees 3,000 common shares of beneficial interest, $0.01 par value, of the Company (the “Common Shares”) valued at $7.95 per share, the closing price of the Common Shares on The Nasdaq Stock Market LLC on that date.

Item 9.01.       Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Summary of Trustee Compensation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

By:	/s/ Richard W. Siedel, Jr.
Name:	Richard W. Siedel, Jr.
Title:	Chief Financial Officer and Treasurer

Date:  May 23, 2019